Semiannual Report

Capital
Opportunity
Fund

June 30, 1998

T. Rowe Price

REPORT HIGHLIGHTS

Capital Opportunity Fund

o The U.S. stock market continued its impressive rally, fueled by economic growth, low inflation, low interest rates, and strong investment flows.

o Your fund posted solid results in the past six and 12 months, besting its Lipper peer group average but modestly lagging the S&P 500 Stock Index.

o Over the past 18 months, the fund has benefited from our decision to increase exposure to large-cap stocks.

o While overall stock market valuations are historically high, and the Asian crisis remains a wild card, we remain positive on the long-term outlook for U.S. stocks and the fund.

Fellow Shareholders

Building on the momentum of the past few years, the U.S. stock market continued to generate strong gains during the first half of 1998. The underpinnings of the market's advance remained the same: robust economic growth, low inflation, low interest rates, and solid mutual fund cash flows. Volatility also increased, which should not be a surprise given the dramatic gains in recent years and historically high valuations.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/98                           6 Months           12 Months
--------------------------------------------------------------------------------

Capital Opportunity Fund                           14.68%              27.92%

S&P 500                                            17.71               30.16

Lipper Capital Appreciation
Funds Average                                      12.85               22.12

In this favorable but challenging environment, your fund achieved solid results. For the 6- and 12-month periods ended June 30, the fund gained 14.68% and 27.92%, respectively, outpacing its peer group average but modestly lagging the unmanaged S&P 500 Stock Index. Over the past 12 to 18 months, the fund has benefited from our decision to increase the median market capitalization of its holdings in order to participate in the outperformance of large-cap stocks. However, the fund's remaining bias toward small- and mid-cap stocks continued to constrain results relative to the narrow group of large-cap stocks that powered the S&P 500's advance. Investors favored the earnings predictability and liquidity of the large-caps. Many attractive small- and mid-cap stocks languished despite excellent business fundamentals and compelling valuations.

MARKET ENVIRONMENT

It is difficult not to be impressed with the U.S. economy's ability to continue growing in spite of the advanced stage of this business cycle. Long-term interest rates and inflation pressures remain well in hand despite a historically low unemployment rate of 4.5% and solid, but moderating, economic growth. Consumer confidence levels remain high. With this backdrop, it is not surprising that retail stocks were among the biggest gainers during the first half of the year. Despite notable patches of weakness, technology stocks in general were strong, led by telecommunications equipment vendors who are well positioned to capitalize on deregulation trends. Other strong sectors in the first half included cable and media stocks, which continued to benefit from rapid consolidation, and health care stocks, which rebounded from depressed levels. Weak sectors included oil and gas, chemicals, metals, and certain technology areas. After a spectacular two-year run-up, oil service stocks came crashing down as oil prices slumped 35% during the period.

The U.S. stock market continued to surprise investors with its ability to withstand negative news and keep advancing. While the underpinnings of the market remained intact, they had to weather many challenges in the first half, including the resurfacing of the Asian economic crisis and slowing earnings growth among the S&P 500.

Currency and banking problems in Asia first rattled our market last fall, but the true impact of the region's economic distress on U.S. companies did not begin to show up until the first half of 1998, especially during the second quarter. Early in the crisis, the technology sector-especially the chip makers and semiconductor capital-equipment vendors-was hardest hit. But as the crisis widened to include Japan, many other industries were affected. Looking forward through the rest of this year, the ultimate effect of the Asian crisis remains a wild card.

Clearly, if profit growth for the S&P 500 continues to struggle in the second half because of slowing economic growth and competition from cheaper imports, the market's legendary buoyancy would face its heaviest challenge yet. The impressive double-digit earnings growth of U.S. blue chips has fueled this leg of the bull market since 1995. But the anemic 3.8% earnings growth of the first quarter was the slowest since the 1990-91 recession, and second quarter earnings were expected to be no more robust, as of this writing.

INVESTMENT REVIEW

As long-time shareholders know, performance in any period can be influenced significantly by a handful of stocks because of our concentrated approach. Although the fund did have one major disappointment, for the most part our top holdings produced solid results during the past 6- and 12-month periods.

When we review key contributors to fund performance, the benefits of our decision to increase exposure to large-cap names are clearly evident. Your fund's biggest gainers included Warner-Lambert, which participated in the strong advance of the pharmaceutical group; MCI, which is completing its merger into WorldCom; and Safeway, a supermarket chain.

 . . .The benefits of our decision to increase exposure to large-cap names are clearly evident.

Several small-cap stocks made significant contributions for both the 6- and 12-month periods. ADVO, a direct marketing company, continued its impressive earnings rebound after struggling in the mid-1990s. The company is benefiting from a favorable retail and advertising environment, along with an improved cost structure due to lower postage and paper prices. MemberWorks, a membership-based consumer services concern, has more than doubled in price over the past year as the company continues to achieve impressive membership growth and improved profitability.

The fund also benefited from the acquisition of several of its holdings during the first half. Source Services, a professional staffing concern and a long-time favorite of the fund, was acquired by Romac International. The merger appears to be an excellent combination and has been well-received by investors. Another core holding, Mid Ocean Limited, a Bermuda-based reinsurance company, agreed to be acquired by EXEL, as the industry continues to experience a wave of consolidation. Finally, Camco International, an oil service company, agreed to be acquired by Schlumberger.

Although the fund was able to avoid major mistakes for most of the past year, our largest holding, Cendant, a member-based consumer and business services provider, fell 50% during the first half. Formed by the merger of two of our former holdings, HFS and CUC International, the company had been the fund's biggest contributor during the second half of 1997. Unfortunately, the initial excitement surrounding the merger faded quickly as accounting irregularities at CUC cast a cloud over the Cendant story. The exact scope of the problems remains unclear. The only positive news out of the Cendant debacle is that your fund had begun to take profits prior to the stock's collapse, slightly reducing its impact on our portfolio.

Other disappointing investments included Ikon Office Solutions and OEA. We eliminated both companies as changing industry dynamics and poor management execution gave us little confidence in an earnings rebound for either company anytime soon.

PORTFOLIO STRATEGY

Traditionally, we have discussed in detail at least one of the fund's major holdings in this section to provide you with a better understanding of how the Capital Opportunity Fund uses its flexible charter to capitalize on attractive investment opportunities. For this report, we decided instead to discuss several strategic issues concerning the fund's management style. Over the past two years, the strong market gains have been increasingly concentrated in large-cap, blue chip consumer stocks and select technology companies. This dramatic narrowing of the market has made beating the S&P 500 a very challenging task. The fund's decision to increase the average size of the companies we invest in is an opportunistic move designed to enhance returns in the current environment.

In recent periods, the fund has become slightly less concentrated.

Your fund has historically had a small- to mid-cap bias in the belief that with fewer Wall Street analysts following these companies we have a greater likelihood of finding undervalued stocks. In addition, the majority of the research coverage that is provided by Wall Street is not objective, as analysts' opinions are heavily influenced by their firms' investment banking relationships with the companies they cover. Though the fund's market capitalization has drifted upward recently, we continue to believe that small- and mid-cap companies remain a fertile field for investing. Currently, the valuation gap between the "Nifty Fifty"-type stocks and many small- and mid-cap stocks is quite large. However, the trend of narrow market leadership shows little sign of tiring. We will continue to monitor this issue and attempt to maintain the proper balance in the fund and to capitalize on the most attractive investments on a risk/return basis.

In recent periods, the fund has become slightly less concentrated as the number of stocks we hold has increased from roughly 50 to 60, and the average weighting of each stock has declined somewhat. This decision is a function of increased market volatility, especially in the technology sector, and we believe it is prudent at this time.

OUTLOOK

Over the past several reports, we have stated that it is unrealistic to expect the market's 20%-plus annual gains to continue. So far, our expectations have proved to be too conservative. The stock market environment has been nearly perfect, with a blend of steady growth, low inflation, strong earnings, and continued investment flows. Given the historically high valuation levels for the overall market, there is little room for error should any of these favorable trends reverse.

The outlook for stable interest rates is encouraging, since inflationary pressures remain low despite a historically tight labor market. The Asian crisis appears to be slowing the U.S. economy to a more modest level of growth, and the rise of the U.S. dollar against the Japanese yen seems to have limited the Federal Reserve's ability to increase interest rates. Mutual fund cash flows have been solid as investors have taken a long-term perspective despite the recent market volatility.

Although the Asian crisis may be a positive for interest rates, its impact on the earnings of blue chip, multinational companies is more worrisome. Given the slowing demand for U.S. exports and the rising dollar, earnings growth for the S&P 500 was expected to slow to the low- or mid-single digits during the first half. As we enter the second half and look forward to 1999, it will be important to monitor whether the Asian flu proves to be the 24-hour variety or develops into pneumonia.

Clearly, the Asian situation is somewhat of a wild card in the near term, but we are encouraged by the fund's improved results over the past 12 months and remain positive on the long-term outlook for U.S. stocks and the Capital Opportunity Fund.

Respectfully submitted,

John F. Wakeman
Chairman of the Investment Advisory Committee

July 24, 1998


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                    6/30/98
--------------------------------------------------------------------------------

Romac International                                    3.2%

Affiliated Computer Services                           3.0

MCI                                                    2.7

Warnaco Group                                          2.7

Analogic                                               2.5
--------------------------------------------------------------------------------

BISYS Group                                            2.4

Tyco International                                     2.4

ADVO                                                   2.4

USA Waste Services                                     2.3

Fred Meyer                                             2.3
--------------------------------------------------------------------------------

Mid Ocean Limited                                      2.1

Catalina Marketing                                     2.1

Snyder Communications                                  2.1

Safeway                                                2.0

Warner-Lambert                                         2.0
--------------------------------------------------------------------------------

PartnerRe Holdings                                     2.0

BE Aerospace                                           2.0

International Specialty Products                       1.9

Eltron International                                   1.8

Imax                                                   1.8
--------------------------------------------------------------------------------

Interim Services                                       1.8

Corporate Express                                      1.8

News Corporation                                       1.7

Hilton                                                 1.6

Prime Resources Group                                  1.5
--------------------------------------------------------------------------------

Total                                                 54.1%


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio  Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/98

Ten Best Contributors
----------------------------------------------------

Romac International                               23(cents)

Affiliated Computer Services                      18

Warner-Lambert                                    16

MemberWorks**                                     15

ADVO                                              14

MCI                                               14

Warnaco Group                                     13

Tyco International                                13

Mid Ocean Limited                                 13

News Corporation                                  10
----------------------------------------------------

Total                                            149(cents)


Ten Worst Contributors
----------------------------------------------------

Cendant                                          -18(cents)

Smith International*                               7

OEA**                                              6

Imax*                                              6

Patriot American Hospitality**                     5

Ikon Office Solutions**                            5

Avis Rent A Car                                    3

Stanley Works                                      3

Unifi**                                            3

Gilead Sciences*                                   3
----------------------------------------------------

Total                                            -59(cents)

12 Months Ended 6/30/98

Ten Best Contributors
----------------------------------------------------

Romac International                               33(cents)

MemberWorks**                                     27

ADVO                                              22

MCI*                                              21

Safeway                                           20

Affiliated Computer Services*                     20

Tyco International                                18

Mid Ocean Limited                                 18

Warner-Lambert*                                   18

Snyder Communications                             16
----------------------------------------------------

Total                                            213(cents)

Ten Worst Contributors
----------------------------------------------------

OEA**                                            -16(cents)

First Data                                        11

Smith International*                               7

Imax*                                              6

American Stores**                                  5

EEX                                                5

Great Lakes Chemical                               4

Ikon Office Solutions**                            4

Dayton Mining**                                    4

Electromagnetic Sciences**                         4
----------------------------------------------------

Total                                            -66(cents)

 *    Position added
**    Position eliminated


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Capital Opportunity Fund
--------------------------------------------------------------------------------

As of 6/30/98
                  S&P 500 Index        Lipper Capital            Capital
                                       Appreciation              Opportunity
                                       Funds Average             Fund

11/30/94          10,000               10,000                    10,000

6/95              12,200               11,785                    13,210

6/96              15,372               14,630                    17,108

6/97              20,705               16,992                    18,532

6/98              26,951               20,900                    23,708

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since     Inception
Periods Ended 6/30/98                1 Year   3 Years   Inception          Date
--------------------------------------------------------------------------------

Capital Opportunity Fund             27.92%    21.52%      27.25%      11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

For a share outstanding throughout each period
--------------------------------------------------------------------------------
Financial Highlights

                         6 Months       Year                         11/30/94
                            Ended      Ended                          Through
                          6/30/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE
Beginning of period      $  16.62   $  15.75   $  14.13   $  10.43   $  10.00

Investment activities

  Net investment income     (0.03)      0.01         -*       0.01*      0.02*
  Net realized and
  unrealized gain (loss)     2.47       2.45       2.36       4.83       0.41

  Total from
  investment activities      2.44       2.46       2.36       4.84       0.43

Distributions

  Net investment income      --         --         --        (0.01)      --
  Net realized gain          --        (1.59)     (0.74)     (1.13)      --

  Total distributions        --        (1.59)     (0.74)     (1.14)      --

NET ASSET VALUE
End of period            $  19.06   $  16.62   $  15.75   $  14.13   $  10.43
                         ----------------------------------------------------

Ratios/Supplemental Data

  Total return(C)           14.68%     15.87%     16.76%*    46.51%*     4.30%*

  Ratio of expenses to
  average net assets         1.35%!     1.35%      1.35%*     1.35%*     1.35%*!

  Ratio of net investment
  income to average
  net assets                (0.32)%!    0.04%      0.02%*     0.08%*     2.71%*!

  Portfolio turnover rate    38.2%      85.0%     107.3%     136.9%     134.5%!

  Net assets,
  end of period
  (in thousands)         $127,837   $109,055   $125,077   $ 61,923   $  2,437

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 1998

Statement of Net Assets
                                                  Shares/Par            Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks  94.2%

FINANCIAL  8.9%

Bank and Trust  2.9%

BANC ONE                                              22,000      $    1,228

BankBoston                                            20,000           1,113

Washington Mutual                                     30,000           1,302

                                                                       3,643

Insurance  4.1%

Mid Ocean Limited                                     35,000           2,747

PartnerRe Holdings                                    50,000           2,550

                                                                       5,297

Financial Services  1.9%

Fannie Mae                                            20,000           1,215

Freddie Mac                                           25,000           1,177

                                                                       2,392

Total Financial                                                       11,332


CONSUMER NONDURABLES  10.0%

Beverages  1.4%

PepsiCo                                               42,500           1,750

                                                                       1,750

Pharmaceuticals  2.8%

Gilead Sciences *                                     30,000             962

Warner-Lambert                                        37,500           2,601

                                                                       3,563

Health Care Services  1.9%

Concentra Managed Care *                              50,000           1,299

Health Management Systems*                           100,000           1,131

                                                                       2,430

Miscellaneous Consumer Products  3.9%

Mattel                                                30,000           1,270

Newell                                                20,000             996

Service Corp. International                           30,000           1,286

Stanley Works                                         35,000           1,455

                                                                       5,007

Total Consumer Nondurables                                            12,750


CONSUMER SERVICES  20.1%

General Merchandisers  6.0%

Fred Meyer *                                          68,200      $    2,899

Neiman-Marcus *                                       30,600           1,329

Warnaco Group (Class A)                               80,000           3,395

                                                                       7,623

Specialty Merchandisers  4.7%

General Nutrition *                                   60,000           1,871

Rite Aid                                              40,000           1,503

Safeway *                                             64,000           2,604

                                                                       5,978

Entertainment and Leisure  3.3%

Hilton                                                70,000           1,995

Imax *                                               100,000           2,269

                                                                       4,264

Media and Communications  6.1%

ADVO *                                               107,000           3,016

Catalina Marketing *                                  52,500           2,726

News Corporation ADR                                  75,000           2,119

                                                                       7,861

Total Consumer Services                               25,726


CONSUMER CYCLICALS  1.8%

Automobiles and Related  1.3%

AutoZone *                                            50,000           1,597

                                                                       1,597


Building and Real Estate  0.5%

Crescent Real Estate Equities, REIT                   20,000             672

                                                                         672

Total Consumer Cyclicals                                               2,269


TECHNOLOGY  7.9%

Electronic Components  4.0%

Analog Devices *                                      30,000             737

Analogic                                              70,000           3,132

Xilinx *                                              35,000           1,191

                                                                       5,060

Telecommunications Equipment  2.7%

MCI                                                   60,000      $    3,486

                                                                       3,486

Aerospace and Defense  1.2%

AlliedSignal                                          35,000           1,553

                                                                       1,553

Total Technology                                                      10,099


CAPITAL EQUIPMENT  2.4%

Electrical Equipment  2.4%

Tyco International                                    48,132           3,032

Total Capital Equipment                                                3,032


BUSINESS SERVICES AND
TRANSPORTATION  30.1%

Computer Service and Software  8.6%

Affiliated Computer
Services (Class A) *                                 100,000           3,850

BISYS Group *                                         75,000           3,077

First Data                                            49,000           1,632

National Data                                         40,000           1,750

Synopsys *                                            15,000             687

                                                                      10,996

Distribution Services  1.5%

U.S. Foodservice *                                    53,250           1,867

                                                                       1,867

Environmental  2.3%

USA Waste Services *                                  60,000           2,963

                                                                       2,963

Transportation Services  2.9%

Avis Rent A Car *                                     50,000           1,237

BE Aerospace *                                        86,000           2,521

                                                                       3,758

Miscellaneous Business Services  14.8%

Acxiom *                                              36,500             914

Cendant *                                             85,000           1,774

Corporate Express *                                  177,300           2,244

Eltron International *                                85,000           2,353

Interim Services *                                    70,000           2,249

M/A/R/C                                               71,000      $    1,136

Renaissance Worldwide *                               70,000           1,525

Romac International *                                133,374           4,068

Snyder Communications *                               60,000           2,640

                                                                      18,903

Total Business Services and Transportation                            38,487


ENERGY  3.5%

Energy Services  2.1%

Camco International                                   25,000           1,947

Smith International *                                 20,000             696

                                                                       2,643

Exploration and Production  1.4%

EEX *                                                200,000           1,875
                                                                       1,875

Total Energy                                                           4,518


PROCESS INDUSTRIES  2.8%

Specialty Chemicals  2.8%

Great Lakes Chemical                                  30,000           1,183

International Specialty Products *                   128,500           2,393

Total Process Industries                                               3,576


BASIC MATERIALS  2.4%

Mining  2.4%

Battle Mountain Gold                                 200,000           1,188

Prime Resources Group                                281,800           1,955

Total Basic Materials                                                  3,143

Miscellaneous Common Stocks  4.3%                                      5,510

Total Common Stocks (Cost $94,269)                                   120,442


Short-Term Investments  3.9%

Money Market Funds  3.9%

Government Reserve Investment Fund, 5.48% #        4,957,928           4,958

Total Short-Term Investments (Cost  $4,958)                            4,958

Total Investments in Securities

98.1% of Net Assets (Cost $99,227)                                $  125,400

Other Assets Less Liabilities                                          2,437

NET ASSETS                                                        $  127,837
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $     (147)

Accumulated net realized gain/loss
- net of distributions                                                11,948

Net unrealized gain (loss)                                            26,173

Paid-in-capital applicable to
6,708,373 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                       89,863

NET ASSETS                                                        $  127,837
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    19.06
                                                                  ----------

   *    Non-income producing
   #    Seven-day yield
 ADR    American Depository Receipt
REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income

  Dividend                                                         $     366
  Interest                                                               252

  Total income                                                           618

Expenses

  Investment management                                                  504
  Shareholder servicing                                                  201
  Custody and accounting                                                  44
  Prospectus and shareholder reports                                      31
  Registration                                                            11
  Legal and audit                                                          6
  Directors                                                                3
  Miscellaneous                                                           21

  Total expenses                                                         821

  Net investment income                                                 (203)

Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities                               9,712
  Change in net unrealized gain
  or loss on securities                                                6,697

  Net realized and
  unrealized gain (loss)                                              16,409

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                           $  16,206
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $       (203)        $         46
  Net realized gain (loss)                           9,712               10,735

  Change in net unrealized
  gain or loss                                       6,697                4,648

  Increase (decrease) in net
  assets from operations                            16,206               15,429

Distributions to shareholders

  Net realized gain                                   --                 (9,517)

Capital share transactions*

  Shares sold                                       25,407               25,621
  Distributions reinvested                            --                  9,489
  Shares redeemed                                  (22,831)             (57,044)

  Increase (decrease) in
  net assets from capital
  share transactions                                 2,576              (21,934)

Net Assets

  Increase (decrease) during period                 18,782              (16,022)
  Beginning of period                              109,055              125,077

  End of period                               $    127,837         $    109,055
                                              ---------------------------------

*Share information
  Shares sold                                        1,410                1,600
  Distributions reinvested                            --                    586
  Shares redeemed                                   (1,263)              (3,564)

  Increase (decrease)
  in shares outstanding                                147               (1,378)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company and commenced operations on November 30, 1994.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $47,666,000 and $42,970,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $99,227,000, and net unrealized gain aggregated $26,173,000, of which $28,984,000 related to appreciated investments and $2,811,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $62,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of a previous investment management agreement, the manager was required to bear any expenses through December 31, 1996, which would have caused the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $35,000 of unaccrued 1995-1996 fees were repaid during the six months ended June 30, 1998, and $59,000 remains subject to reimbursement through December 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $191,000 for the six months ended June 30, 1998, of which $41,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $246,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *    Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***    Closed to new investors.
  !    Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Opportunity Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

"T. Rowe Price, Invest with Confidence"(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F08-051  6/30/98